UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions. *

On February 22, 2018, RE/MAX Holdings, Inc. (the “Company”) issued a press release announcing preliminary financial results for the quarter and nine months ended September 30, 2017 and for the quarter and full year ended December 31, 2017. The full text of the press release is furnished herewith as Exhibit 99.1. A slide presentation regarding the preliminary results for the quarter and nine months ended September 30, 2017, which will be posted to the investor relations of the Company’s website at www.remax.com, is furnished as Exhibit 99.2 hereto. A slide presentation regarding the preliminary results for the quarter and year ended December 31, 2017, which will be used during the earnings call on February 23, 2018 and posted to the investor relations section of the Company’s website, is furnished as Exhibit 99.3.

Item 7.01    Regulation FD Disclosure. *

The Company issued a press release on February 22, 2018, announcing that it will hold an earnings call on February 23, 2018. A copy of the press release is furnished as Exhibit 99.3 hereto.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press Release dated February 22, 2018 regarding financial results
99.2	Earnings Presentation related to the quarter and nine months ended September 30, 2017
99.3	Earnings Presentation related to the quarter and year ended December 31, 2017
99.4	Press Release dated February 22, 2018 regarding earnings call

 *   The information contained in Item 2.01, 7.01, and Exhibits 99.1, 99.2, 99.3, and 99.4 of Item 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: February 22, 2018	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer